SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.    )



Filed by the registrant /*/
FIled by a party other than the registrant / /
Check the appropriate box:
/ /  Preliminary proxy statement
/*/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                  DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

                      DREYFUS STRATEGIC MUNICIPALS, INC.
                    ---------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    ---------------------------------------

To the Stockholders:


    The Annual Meeting of Stockholders of each of Dreyfus Strategic Municipal Bond Fund, Inc. and Dreyfus Strategic Municipals, Inc. (each, a "Fund" and, collectively, the "Funds" ) will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, on Friday, May 12, 2000 at 10:00 a.m., for the following purposes:


    1. To elect Directors to serve for a specified term and until their successors are duly elected and qualified.

    2.  To ratify the selection of the Fund's independent auditors.

    3. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

    Stockholders of record at the close of business on March 13, 2000 will be entitled to receive notice of and to vote at the meeting.

                                               By Order of the Board




                                               Assistant Secretary

New York, New York

March 24, 2000



                      WE NEED YOUR PROXY VOTE IMMEDIATELY

  A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF EACH FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND(S) TO HOLD THE MEETING(S) AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD
  IMMEDIATELY.   YOU   AND   ALL  OTHER  STOCKHOLDERS  WILL  BENEFIT  FROM  YOUR
  COOPERATION.




                  DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

                      DREYFUS STRATEGIC MUNICIPALS, INC.

                           COMBINED PROXY STATEMENT
                   ------------------------------------------

                        ANNUAL MEETING OF STOCKHOLDERS

                      TO BE HELD ON FRIDAY, MAY 12, 2000

    This proxy statement is furnished in connection with a solicitation of proxies by the Board of each of Dreyfus Strategic Municipal Bond Fund, Inc. (" DSMB" ) and Dreyfus Strategic Municipals, Inc. ("DSM") (each, a "Fund" and, collectively, the "Funds") to be used at the Annual Meeting of Stockholders of each Fund to be held on Friday, May 12, 2000 at 10:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor West, New York, New York, for the purposes set forth in the accompanying Notice of Annual Meetings of Stockholders. Stockholders of record at the close of business on March 13, 2000 are entitled to be present and to vote at the meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) in which they hold shares. If a proposal is approved by stockholders of one Fund and disapproved by stockholders of the other Fund, the proposal will be implemented only for the Fund that approved the proposal.
Therefore, it is essential that stockholders who own shares in both Funds complete, date, sign and return each proxy card they receive. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the relevant Fund, which must indicate the stockholder's name. To be effective, such revocation must be received prior to the relevant Fund's meeting. In addition, any stockholder who attends a meeting in person may vote by ballot at the relevant Fund meeting, thereby canceling any proxy previously given. As of March 13, 2000, the Funds had outstanding the following number of shares:


                                                     COMMON STOCK                      AUCTION PREFERRED STOCK
              NAME OF FUND                            OUTSTANDING                            OUTSTANDING

                  DSMB                                47,783,925                                7,440
                   DSM                                58,549,216                               11,400


    It is estimated that proxy materials will be mailed to stockholders of record on or about April 3, 2000. The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR BY CALLING TOLL-FREE 1-800-334-6899.

A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the meeting. If a proposal is to be voted upon by only one class of a Fund's shares, a quorum of that class of shares (the holders of a majority of the outstanding shares of the class) must be present in person or by proxy at the meeting in order for the proposal to be considered. Each Fund has two classes of capital stock: Common Stock, par value $0.001 per share (the "Common Stock"), and Auction Preferred Stock, par value $0.001 per share, liquidation preference $25,000 per share (the "APS"). The APS is further divided into Series A, Series B and Series C for DSMB and Series M, Series T, Series W, Series TH and Series F for DSM. Currently, no proposal is expected to be presented at the meeting that would require separate voting for each Series of APS.





                      PROPOSAL 1.  ELECTION OF DIRECTORS

    Each Fund' s Board of Directors is divided into three classes with the term of office of one class expiring each year. It is proposed that stockholders of each Fund consider the election of the individuals listed below (the "Nominees") as Directors of the indicated class of such Fund. With respect to DSMB, Messrs. Carter, DiMartino and Leone are to be elected as Class I Directors to serve for a three-year term. With respect to DSM, Messrs. Burke, Mautner and Zuccotti are to be elected as Class III Directors to serve for a three-year term. Messrs. Burke, Mautner and Zuccotti also are continuing Class III Directors of DSMB and Messrs. Carter, DiMartino and Leone also are continuing Class I Directors of DSM. Each Nominee has consented to being named in this proxy statement and has agreed to continue to serve as a Director of the indicated Fund if elected. Biographical information about each Nominee is set forth below. Biographical information about each Fund' s other continuing Directors and other relevant information is set forth on Exhibit A. Unless otherwise indicated, information set forth herein applies to both Funds.

    Under the terms of each Fund' s Charter, holders of the APS voting as a single class are entitled, to the exclusion of holders of the Common Stock, to elect two Directors. One such Director, Mr. John E. Zuccotti, currently is a Nominee for election as a Class III Director for APS holders of DSM. He also is currently one of the Directors of DSMB designated for holders of DSMB's APS as a Class III Director whose term expires in two years. The other Director designated for holders of APS, Ms. Robin A. Pringle, is a Class II Director for each of DSMB and DSM, whose term expires in one year and two years,
respectively,    for    such    funds.

    Voting with regard to this Proposal 1 will be as follows: for DSMB, holders of Common Stock and APS will vote together as a single class with respect to the election of each Class I Director; for DSM, holders of Common Stock and APS will vote together as a single class with respect to the election of Class III Directors Messrs. Burke and Mautner, but APS holders will vote separately, to the exclusion of holders of the Common Stock, with respect to the election of Class III Director Mr. Zuccotti, who is nominated to represent the APS of DSM.




<PAGE 2>



NAME OF NOMINEE, PRINCIPAL
OCCUPATION AND BUSINESS EXPERIENCE FOR                                                                DIRECTOR           FOR TERM
PAST FIVE YEARS                                                                    AGE                 SINCE            EXPIRING


HODDING CARTER, III--CLASS I DIRECTOR OF DSMB ONLY                                  64                   1989                2003


President and Chief  Executive  Officer   of the   John S. and James L. Knight
Foundation.  From 1985 to 1998, he was President and Chairman of MainStreet, a
television  production company.  From 1995 to 1998, he was Knight Professor in
Journalism at   the University of Maryland.  From 1980   to 1991 he was " OpEd"
Columnist for The  Wall Street Journal.  From 1985 to 1986, he  was anchor and
Chief  Correspondent of "Capitol Journal," a weekly Public Broadcasting System
("PBS") series   on Congress.  From 1981 to 1984, he  was anchorman  and chief correspondent for PBS' "Inside Story," a regularly scheduled half-hour critique of press performance.  From 1977  to July 1, 1980, he  served  as  Assistant
Secretary of State for Public Affairs and as Department of State spokesman. His
address is  Knight   Foundation, 2 South Biscayne Boulevard, Suite 3800, Miami,
Florida 33131.


JOSEPH S. DIMARTINO--CLASS I DIRECTOR OF DSMB ONLY                                   56                   1995               2003



Since January 1995, Chairman of the Board of various funds in the Dreyfus Family
of Funds.   He also  is a   director of The  Muscular Dystrophy  Association,
HealthPlan  Services  Corporation, a provider  of marketing, administrative and
risk   management services  to health   and other benefit  programs,  Carlyle
Industries, Inc. (formerly, Belding Heminway Company, Inc.), a button packager and  distributor,  Century  Business  Services, Inc. (formerly,  International
Alliance Services, Inc.) , a provider of various outsourcing functions for small and  medium size companies, and QuikCAT.com, Inc., a private company engaged in the development of  high speed movement, routine storage and encryption of data across cable, wireless and all other modes of data transport. For more than five years  prior to  January 1995, he  was President, a  director and, until August
1994,  Chief Operating   Officer of Dreyfus and Executive Vice President and a
director  of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus.
From August  1994 until   December 31, 1994 h was a director of Mellon Financial
Corporation.  His address is 200 Park Avenue, New York, New York 10166.


<PAGE 3>


NAME OF NOMINEE, PRINCIPAL
OCCUPATION AND BUSINESS EXPERIENCE FOR                                                                 DIRECTOR          FOR TERM
PAST FIVE YEARS                                                                   AGE                   SINCE            EXPIRING


RICHARD C. LEONE -- CLASS I DIRECTOR OF DSMB ONLY                                  59                   1989                2003



President  of  The  Century Foundation (formerly, The Twentieth Century Fund,
Inc.) , a tax exempt research foundation engaged in the studies of economic, foreign policy and domestic issues. He is also a director of Dynex, Inc. From
April 1990 to March 1994, he was Chairman of, and from April 1988 to March 1994, he was a Commissioner of, The Port Authority of New York and New Jersey. From
January  1986  to  January 1989, he was Managing Director of Dillon, Read & Co.,
Inc.  His address is 41 East 70th Street, New York, New York 10021.



DAVID W. BURKE -- CLASS III DIRECTOR OF DSM ONLY                                   62                    1994               2003

Board member of various funds in the Dreyfus Family of Funds. Chairman of the Broadcasting Board of Governors, an independent board within the United States
Information Agency from  August  1994 to November 1998.  From  August 1994 to
December 1994, he was a consultant to Dreyfus, and from October 1990 to August
1994, he was Vice President and Chief Administrative Officer of Dreyfus. From
1977 to 1990, he was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as
President of CBS News. His address is Box 654, Eastham, Massachusetts 02642.





HANS C. MAUTNER -- CLASS III DIRECTOR OF DSM ONLY                                  62                    1989               2003



Vice Chairman  and a  Director  of Simon   Property Group, Inc., a real  estate
investment company, and a Trustee of Cornerstone Properties, Inc. From 1977 to
1998, he was Chairman, Trustee and Chief Executive Officer of Corporate Property
Investors, which merged into Simon  Property Group, Inc. in September 1998. His address is 33 St. James's Square, London SW 1Y 4JS, England.



<PAGE 4>




NAME OF NOMINEE, PRINCIPAL
OCCUPATION AND BUSINESS EXPERIENCE FOR                                                                  DIRECTOR         FOR TERM
PAST FIVE YEARS                                                                    AGE                    SINCE            EXPIRING


*JOHN E. ZUCCOTTI -- CLASS III DIRECTOR OF DSM ONLY.                                62                     1989              2003



(APS   DESIGNEE)  Since  November  1996,  Chairman  of  Brookfield  Financial
Properties,  Inc.  From  1990  to  November 1996, he was the President and Chief
Executive  Officer of Olympia & York Companies (U.S.A.) and has been a member of its  Board  of  Directors since the inception of the company's Board in November
1996. From 1978 to 1986, he was a partner in the law firm of Tufo & Zuccotti. He was  First Deputy Mayor of the City of New York from December 1975 to June 1977, and  Chairman of the City Planning Commission for the City of New York from 1973 to  1975. He has been a director or trustee of many corporate and not-for-profit companies.  He  also  is  Vice-Chairman  of  Brookfield  Properties  Corporation
headquartered  in  Toronto,  Canada  (parent  company  of  Brookfield  Financial
Properties) . Mr.  Zuccotti  also  serves  as  a  director  of  Applied Graphics
Technologies, Inc. His address is One Liberty Plaza, New York, New York 10006.


<PAGE 5>


The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

    Each Fund has an audit committee comprised of its Directors who are not " interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act" )) of the Fund, the function of which is to routinely review financial statements and other audit-related matters as they arise throughout the year. Neither Fund has a standing nominating or compensation
committee    or    any    committee    performing    similar    functions.

    The Funds typically pay the Directors an annual retainer and a per meeting fee ($2,500/$500 for DSMB and $4,500/$500 for DSM) and reimburse them for their expenses. The Chairman of the Board of each Fund, which position is held by Joseph S. DiMartino, receives an additional 25% in annual retainer and per meeting fees. Emeritus Directors are entitled to receive an annual retainer and per meeting fee of one-half the amount paid to them as Board members. The Funds had no Emeritus Directors as of the date of this proxy statement. For each Fund' s most recent fiscal year, the number of Board meetings held and aggregate amount of compensation paid to each continuing Director who is not a Nominee by the Fund and by all funds in the Dreyfus Family of Funds for which such person is a Board member are set forth on Exhibit A. Certain information concerning each Fund' s officers is also set forth on Exhibit A. The Funds do not pay any other remuneration to their officers and Directors and neither Fund has a bonus, pension, profit-sharing or retirement plan.

    The aggregate amount of compensation paid to each Nominee by DSMB for its fiscal year ended November 30, 1999, and by DSM for its fiscal year ended September 30, 1999, and the aggregate amount of compensation paid to each such Nominee by all funds in the Dreyfus Family of Funds for which such Nominee was a Board member (the number of which is set forth in parenthesis next to each Nominee' s total compensation) * for the year ended December 31, 1999, was as follows:

                                                                                                          TOTAL
                                                                                                      COMPENSATION
                                                                                                   FROM EACH FUND AND
                                                             AGGREGATE                               FUND COMPLEX
      NAME OF                                               COMPENSATION                                 PAID TO
  NOMINEE AND FUND                                        FROM EACH FUND**                               NOMINEE

David W. Burke                                                                                         $228,500 (62)
       DSMB                                                    $5,500
       DSM                                                     $7,500
Hodding Carter                                                                                          $39,500 (71)
       DSMB                                                    $6,000
       DSM                                                     $7,000
Joseph S. DiMartino                                                                                    $642,177 (189)
       DSMB                                                    $7,500
       DSM                                                     $9,375
Richard Leone                                                                                           $39,500 (7)
       DSMB                                                    $6,000
       DSM                                                     $7,500
Hans C. Mautner                                                                                         $36,000 (7)
       DSMB                                                    $5,000
       DSM                                                     $6,500
John E. Zuccotti                                                                                        $39,000 (7)
       DSMB                                                    $5,000
       DSM                                                     $7,500
------------------------------------

*Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Nominee serves as a Board member.

**Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,478 for DSM and $5,447 for DSMB for all Directors as a group.



<PAGE 6>


For each Fund or class of shares thereof, if applicable, election of each of the Nominees requires the affirmative vote of a plurality of the votes cast at the Fund's meeting.

      PROPOSAL 2.  RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

The 1940 Act requires that each Fund's independent auditors be selected by a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund; that such selection be submitted for ratification or rejection at the Annual Meeting of Stockholders; and that the employment of such independent auditors be conditioned on the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. Common Stockholders and APS holders will vote together as a single class for purposes of this Proposal
2. Each Fund' s Board, including a majority of those Directors who are not " interested persons" of the Fund, approved the selection of Ernst & Young LLP for such Fund's current fiscal year at a Board meeting held on October 18, 1999. Accordingly, the selection by each Fund' s Board of Ernst & Young LLP as independent auditors for the current fiscal year is submitted to the stockholders for ratification. Apart from its fees as independent auditors and certain consulting fees, neither Ernst & Young LLP nor any of its partners has a direct, or material indirect, financial interest in either Fund or Dreyfus.

    Ernst & Young LLP, a major international independent accounting firm, has acted as auditors of each Fund since the Fund's organization. Each Fund's Board believes that the continued employment of the services of Ernst & Young LLP for the current fiscal year would be in the best interests of the Fund.

    A representative of Ernst & Young LLP is expected to be present at the meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

EACH FUND' S BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE FUND.

                                 OTHER MATTERS

    If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, it represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, " abstentions" ), the Fund's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.

    Neither Fund's Board is aware of any other matter which may come before the meeting. However, should any such matter with respect to one or both Funds properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

Each Fund will bear its pro rata share of the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and each Fund may pay persons holding shares of a Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

Proposals that stockholders wish to include in either Fund's proxy statement for the Fund's next Annual Meeting of Stockholders must be sent in writing and received by the Fund no later than October 30, 2000 at the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166, Attention:
General Counsel.

Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Funds' investment adviser.



<PAGE 7>


                      NOTICE TO BANKS, BROKER/DEALERS AND

                      VOTING TRUSTEES AND THEIR NOMINEES

    Please advise, as appropriate, Dreyfus Strategic Municipals, Inc., in care of The Bank of New York, Proxy Department, 101 Barclay Street, New York, New York 10286, or Dreyfus Strategic Municipal Bond Fund, Inc., in care of Bank of Boston, Shareholder Services Division, Proxy Department, P.O. Box 17191/M/S:
45-01-02, Boston, Massachusetts 02105, whether other persons are the beneficial owners of the shares for which proxies are being solicited, and if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: March 24, 2000


<PAGE 8>


                                   EXHIBIT A

                                    PART I

    Part I sets forth information relevant to the continuing Directors who are not Nominees for election at this meeting.



                                                                       BOARD MEMBERS

NAME OF CONTINUING DIRECTOR, PRINCIPAL
OCCUPATION AND BUSINESS EXPERIENCE FOR                                                                   DIRECTOR       YEAR TERM
PAST FIVE YEARS                                                                     AGE                    SINCE         EXPIRES

EHUD HOUMINER                                                                        59               DSMB -- 1994         2002
                                                                                                       DSM -- 1994


Since July 1991, Professor and Executive-in-Residence at the Columbia Business
School, Columbia University. Since January 1996, Principal of Lear, Yavitz, and
Associates, a management consultant firm. He also is a director of Avnet Inc.
and SuperSol, Inc. His address is c/o Columbia Business School, Columbia
University, Uris Hall, Room 526, New York, New York 10027.

ROBIN A. PRINGLE                                                                     36                DSMB -- 1995        2002
                                                                                                        DSM -- 1995
(APS DESIGNEE) Vice President of The National Mentoring Partnership (formerly the One to One Partnership) since February 1999 and President of the Boisi
Family Foundation since March 1996, a private family foundation located in New
York City devoted to youths and higher education. Also, Assistant to the Chief
Executive Officer of The Beacon Group, LLC, a private equity firm and advisory partnership. Since 1993, Vice President, and from March 1992 to October 1993,
Executive Director of One-to-One Partnership, Inc., a national non-profit organization that seeks to promote mentoring and economic empowerment for at-risk youths. From June 1986 to February 1992, she was an investment banker with Goldman, Sachs & Co. Her address is 621 South Plymouth Court, Chicago,
Illinois 60605.



<PAGE A-1>


                     PERTAINING TO THE BOARD OF EACH FUND

            * Number of Board and committee meetings held during the last fiscal year: DSMB-7 and DSM-6

            * Directors, if any, attending fewer than 75% of all Board and committee meetings, as applicable, held in the last fiscal year during the period the Director was in office:
               Hodding Carter, III and Hans C. Mautner

    The aggregate amount of compensation paid to each continuing Director by DSMB for its fiscal year ended November 30, 1999, and by DSM for its fiscal year ended September 30, 1999, and the aggregate amount of compensation paid to each such Director by all funds in the Dreyfus Family of Funds for which such Director was a Board member (the number of which is set forth in parenthesis next to each Director' s total compensation)* for the year ended December 31, 1999, was as follows:

                                                                                                          TOTAL
                                                                                                      COMPENSATION
                                                                                                   FROM EACH FUND AND
                                                             AGGREGATE                               FUND COMPLEX
      NAME OF                                               COMPENSATION                                 PAID TO
DIRECTOR AND FUND                                         FROM EACH FUND**                               NOMINEE

Ehud Houminer                                                                                            61,000 (21)
       DSMB                                                    $6,000
       DSM                                                     $7,500
Robin A. Pringle                                                                                         36,500 (7)
       DSMB                                                    $5,500
       DSM                                                     $7,000
------------------------------------

*Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Director serves as a Board member.

**Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,478 for DSM and $5,447 for DSMB for all Directors as a group.



<PAGE A-2>


                                    PART II

    Part II sets forth information relevant to the executive officers of each Fund.


NAME AND POSITION                                PRINCIPAL OCCUPATION AND BUSINESS
WITH FUNDS                        AGE            EXPERIENCE FOR PAST FIVE YEARS

STEPHEN E. CANTER

President                         54             President,    Chief   Operating
                                                 Officer,  Chief  Investment Officer
                                                 and a director of Dreyfus, and an
                                                 officer of other  investment companies
                                                 advised and administered by Dreyfus.
                                                 Mr. Canter also is  a  Director  or
                                                 an  Executive  Committee  Member  of
                                                 the  other investment management
                                                 subsidiaries  of  Mellon  Financial
                                                 Corporation, each of which is an
                                                 affiliate of Dreyfus.

A. PAUL DISDIER

Executive Vice President           44            Senior Portfolio Manager -- Tax
                                                 Exempt  Funds  of  Dreyfus, and an officer
                                                 of other investment companies advised
                                                 and administered by Dreyfus.

MARK N. JACOBS

Vice President                     53            Vice President, General Counsel and Secretary
                                                 of   Dreyfus,   and  an  officer  of  other
                                                 investment  companies  advised  and
                                                 administered by Dreyfus.

JOSEPH CONNOLLY

Vice President and Treasurer       42            Director    --    Mutual   Fund Accounting    of
                                                 Dreyfus,   and  an  officer  of other investment
                                                 companies advised and administered by Dreyfus.

JOHN B. HAMMALIAN

Secretary                          36            Associate  General  Counsel  of Dreyfus,  and
                                                 an officer of other investment companies advised
                                                 and administered by Dreyfus.

STEVEN F. NEWMAN

Assistant Secretary                50            Associate  General  Counsel  of Dreyfus,  and  an
                                                 officer of other investment companies advised and
                                                 administered by Dreyfus.

MICHAEL A. ROSENBERG

Assistant Secretary                40            Associate  General  Counsel  of Dreyfus,  and
                                                 an officer of other investment companies advised
                                                 and administered by Dreyfus.

GREGORY S. GRUBER

Assistant Treasurer                40            Senior  Accounting  Manager  -- Municipal  Bond
                                                 Funds  of Dreyfus, and an officer of other investment
                                                 Companies advised and administered by Dreyfus.


The address of each officer of the Funds is 200 Park Avenue, New York, New York
                                    10166.



<PAGE A-3>



                                    IMPORTANT


      Please Act Promptly
      Sign, Date and Mail your Proxy Card(s) Today.

      No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the fund the expense of another solicitation for proxies required to achieve a quorum.

      Please note that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all votes to be counted.

      Thank you for your interest in the Fund.










                   DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
                              COMMON STOCK HOLDERS

The undersigned stockholder of Dreyfus Strategic Municipal Bond Fund, Inc. (the "Fund") hereby appoints Robert R. Mullery and Emile R. Molineaux, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on March 13, 2000 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, commencing at 10:00 a.m. on Friday, May 12, 2000; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

 ................................................................................
                              FOLD AND DETACH HERE


Please mark Boxes in blue or black ink.

1.    Election of Directors

_ FOR ALL Nominees

_ WITHHOLD Authority For All Nominees

_ WITHHOLD authority only for those Nominee(s) whose name(s) I have written below

Nominees are: Class I - Hodding Carter III, Joseph S. DiMartino and Richard
  C. Leone

------------------------------------------------------------------------------

2. To ratify the selection of Ernst & Young LLP as the Fund's independent auditors.

_ FOR
_ AGAINST
_ ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign.

If signing is by attorney, executor, administrator, trustee or guardian, please give full title.


Dated:_____________________, 2000


 ___________________________________ Signature(s)

___________________________________ Signature(s)


Sign, Date and return the Proxy Card Promptly using the Enclosed Envelope















                                    IMPORTANT


      Please Act Promptly
      Sign, Date and Mail your Proxy Card(s) Today.

      No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the fund the expense of another solicitation for proxies required to achieve a quorum.

      Please note that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all votes to be counted.

      Thank you for your interest in the Fund.











                   DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
                         AUCTION PREFERRED STOCK HOLDERS

The undersigned stockholder of Dreyfus Strategic Municipal Bond Fund, Inc. (the "Fund") hereby appoints Robert R. Mullery and Emile R. Molineaux, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on March 13, 2000 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, commencing at 10:00 a.m. on Friday, May 12, 2000; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

 ................................................................................
                              FOLD AND DETACH HERE







Please mark Boxes in blue or black ink.

1.    Election of Directors

_ FOR ALL Nominees

_ WITHHOLD Authority For All Nominees

_ WITHHOLD authority only for those Nominee(s) whose name(s) I have written below

Nominees are: Class I - Hodding Carter III, Joseph S. DiMartino and Richard
  C. Leone

------------------------------------------------------------------------------

2. To ratify the selection of Ernst & Young LLP as the Fund's independent auditors.

_ FOR
_ AGAINST
_ ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign.

If signing is by attorney, executor, administrator, trustee or guardian, please give full title.


Dated:_____________________, 2000


 ___________________________________ Signature(s)

___________________________________ Signature(s)


Sign, Date and return the Proxy Card Promptly using the Enclosed Envelope